INTERCREDITOR AGREEMENT

                                  Introduction
                                  ------------

     This Intercreditor Agreement, dated as of March 7, 2008, is by and between ACCELERANT PARTNERS LLC, a Delaware limited liability company having an office at Executive Pavilion, 90 Grove Street, Ridgefield, CT 06877, (the "Senior Lender"), each of the Sellers whose names and addresses are set forth on Exhibit A hereto, (individually, a "Junior Lender" and collectively, the "Junior Lenders"), and SOUTHRIDGE INVESTMENT GROUP LLC, a Delaware limited liability company having an address at 90 Grove Street, 2nd Floor, Ridgefield, CT 06877 (the "Junior Subordinated Lender"), and TOTAL LUXURY GROUP, INC., an Indiana corporation having an address at 11900 Biscayne Blvd Suite #620, Miami, Florida 33181 (the "Borrower").

                                    Recitals
                                    --------

     Pursuant to the Senior Loan Instruments (as this and the other capitalized terms used in these Recitals are defined in Section 1 hereof) the Senior Lender has accepted a promissory note from the Borrower in consideration for the Borrower's purchase of shares of common stock of Petals Decorative Accents, Inc. ("Petals") from the Senior Lender. To secure its obligations under the Senior Loan Instruments, the Borrower has pledged and granted to the Senior Lender a security interest in and to all of the Collateral.

     Pursuant to the Junior Loan Instruments, the Junior Lenders have accepted promissory notes from the Borrower in consideration for the Borrower's purchase of shares of Series C Convertible Redeemable Preferred Stock of Petals from the Junior Lenders, and the Junior Lenders have agreed to make such promissory notes junior in priority to the security interest of the Senior Lender described in this Agreement.

     Pursuant to the Junior Subordinated Loan Instruments, the Junior Subordinated Lender has accepted a promissory note from the Borrower as payment for the services to be provided by the Junior Subordinated Lender to the Borrower pursuant to the Placement Agent Agreement, which the Junior Subordinated Lender has agreed to make junior in priority to the security interest of the Senior Lender and to the Junior Lenders described in this Agreement.

     The Junior Lenders and the Junior Subordinated Lender have agreed expressly to subordinate its Junior Obligations and Junior Subordinated Obligations, respectively, and Junior Liens to the Senior Obligations and Senior Liens of the Senior Lender, respectively, and the Senior Lender has agreed to the continuation of the Junior Obligations, Junior Subordinated Obligations and Junior Liens by the Borrower, all upon the terms and provisions and subject to the conditions set forth in this Agreement.




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                                    Agreement
                                    ---------

     In consideration of the foregoing and the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

     Section 1. Certain Defined Terms. As used in this Agreement, the following capitalized terms shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to the singular and plural forms of the terms so defined:

     "Agreement" shall mean this Intercreditor Agreement, together with all schedules and exhibits hereto, as the same can be supplemented, modified, amended or restated from time to time in the manner provided herein.

     "Borrower" shall have the meaning assigned to it in the Introduction.

     "Business Day" shall mean any day during which the Senior Lender is open for business in New York, New York, other than any Saturday, Sunday or other applicable legal holiday.

     "Collateral" shall mean all of the assets and properties of the Borrower of every kind and nature, including (without limitation) all accounts, inventory, equipment, securities, money and general intangibles.

     "Event of Bankruptcy" shall mean the occurrence of any of the following events with respect to a referenced person: (a) the referenced person shall i) fail or be unable to pay its debts generally as they become due, ii) conceal, remove or transfer any of its assets and properties in violation or evasion of any bankruptcy, fraudulent conveyance or similar applicable law, iii) make a general assignment for the benefit of its creditors, iv) apply for or consent to the appointment of a receiver, trustee, assignee, custodian, sequestrator, liquidator or similar official for itself or any of its assets and properties,
v) commence a voluntary case for relief as a debtor under the United States Bankruptcy Code, vi) file with or otherwise submit to any governmental authority any petition, answer or other document seeking (A) reorganization, (B) an arrangement with creditors or (C) take advantage of any other present or future applicable law respecting bankruptcy, reorganization, insolvency, readjustment of debts, relief of debtors, dissolution or liquidation, vii) file or otherwise submit any answer or other document admitting or failing to contest the material allegations or a petition or other document filed or otherwise submitted against it in any proceeding under any such applicable law, viii) be adjudicated a bankrupt or insolvent, or ix) take any action for the purpose of effecting any of the foregoing; or (b) any case, proceeding or other action shall be commenced



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against  the  referenced  person  for the  purpose  of  effecting,  or an order, judgment or decree shall be entered by any court of competent jurisdiction approving (in whole or in part), anything specified in subsection (a) hereof, or any receiver, trustee, assignee, custodian, sequestrator, liquidator or other official shall be appointed with respect to the referenced person or shall be appointed to take or shall otherwise acquire possession or control of all or a substantial part of the assets and properties of the referenced person.

     "Junior Event of Default" shall mean any "Event of Default" under (and as defined in) the Junior Loan Instruments and the Junior Subordinated Loan Instruments.

     "Junior Lender" shall have the meaning assigned to it in the Introduction.

     "Junior Subordinated Lender" shall have the meaning assigned to it in the Introduction.

     "Junior Liens" shall have the meaning assigned to it in Section 3 hereof.

     "Junior Loan Instruments" shall mean the Junior Note, the Junior Lender Purchase Agreement, the various mortgages, assignments, guaranties, instruments and other documents creating, evidencing or supporting any amount owed to the Junior Lenders by the Borrower or the Junior Lenders' interest in any collateral securing or intending to secure anyone's obligations under any of the foregoing, and all reports, statements, certificates, schedules and other documents executed by the requisite person(s) pursuant to any of the foregoing and accepted or delivered by the Junior Lenders (whether prior to, or from time to time after the date hereof), as each may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Junior Lender Purchase Agreement" shall mean the Stock Purchase Agreement dated as of March 7, 2008 among the Borrower and the Junior Lenders.

     "Junior Note" and "Junior Notes" shall mean those certain Junior Unsecured 9% Convertible Promissory Notes issued by the Borrower to the Junior Lenders and dated March 7, 2008 in the aggregate principal sum of $1,012,500, and in the individual principal sums set forth opposite each Junior Lender's name on Exhibit A hereto, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Junior Subordinated Loan Instruments" shall mean the Junior Subordinated Note, the Placement Agent Agreement, the various mortgages, assignments, guaranties, instruments and other documents creating, evidencing or supporting any amount owed to the Junior Subordinated Lender by the Borrower or the Junior Subordinated Lender's interest in any collateral securing or intending to secure



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anyone's  obligations under any of the foregoing,  and all reports,  statements, certificates, schedules and other documents executed by the requisite person(s) pursuant to any of the foregoing and accepted or delivered by the Junior Subordinated Lender (whether prior to, or from time to time after the date hereof), as each may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Junior Subordinated Note" and "Junior Subordinated Notes" shall mean that certain Junior Subordinated Unsecured 9% Convertible Promissory Notes issued by the Borrower to the Junior Subordinated Lender and dated March 7, 2008 in the principal sum of $2,000,000, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Junior Obligations" as of any date shall mean the Borrower's obligations to repay the balance of the loans then outstanding under the Junior Loan Instruments, including accrued and unpaid interest thereon, and all of the other amounts to be paid and obligations to be performed or otherwise satisfied under the Junior Loan Instruments.

     "Junior Subordinated Obligations" as of any date shall mean the Borrower's obligations to repay the balance of the loans then outstanding under the Junior Subordinated Loan Instruments, including accrued and unpaid interest thereon, and all of the other amounts to be paid and obligations to be performed or otherwise satisfied under the Junior Subordinated Loan Instruments.

     "Senior Lender" shall have the meaning assigned to it in the Introduction.

     "Loan Instruments" shall mean the Senior Loan Instruments, the Junior Loan Instruments and the Junior Subordinated Loan Instruments.

     "Placement Agent Agreement" shall mean the Placement Agent Agreement dated as of March 7, 2008 among the Borrower and the Junior Subordinated Lender.

     "Senior Event of Default" shall mean any "Event of Default" under (and as defined in) the Senior Loan Instruments.

     "Senior Lender Purchase Agreement" shall mean the Stock Purchase Agreement dated as of March 7, 2008 among the Borrower and the Senior Lender.

     "Senior Liens" shall have the meaning assigned to it in Section 3 hereof.

     "Senior Loan Instruments" shall mean the Senior Notes, the Senior Lender Purchase Agreement, the Security Agreement dated as of March 7, 2008 among the



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Borrower and the Senior Lender,  the Pledge  Agreement dated as of March 7, 2008 among the Borrower and the Senior Lender, the various mortgages, assignments, loan agreements, advice letters, guaranties, instruments and other documents creating, evidencing or supporting any amount owed to the Senior Lender by the Borrower or the Senior Lender's interest in any collateral securing or intended to secure anyone's obligations under any of the foregoing, any participation agreement(s) with one or more other lenders respecting those instruments, and all reports, statements, certificates, schedules and other documents executed by the requisite person(s) pursuant to any of the foregoing and accepted or delivered by the Senior Lender (whether prior to, on or from time to time after the date hereof), as each may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Senior Note" and "Senior Notes" shall mean that certain Senior Secured 9% Convertible Promissory Note in the original principal amount of $19,000,000 dated March 7, 2008, issued by the Borrower to the Senior Lender, as each may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

     "Senior Obligations" as of any date shall mean the Borrower's obligations to repay the balance loans (including future advances) and letters of credit advances then outstanding under the Senior Loan Instrument including accrued and unpaid interest thereon, to pay or repay all other amounts advanced from time to time on behalf of the Borrower by the Senior Lender or its designee or to be otherwise paid or reimbursed by the Borrower pursuant to the Senior Loan Instruments, and all of the other amounts to be paid and obligations to be performed or otherwise satisfied under the Senior Loan Instruments.

     Section 2. Subordination of Junior Obligations and Junior Subordinated Obligations. (a) The Junior Lenders, for themselves and their successors and assigns, agree that the payment of the Junior Obligations (whether as to principal, interest or otherwise, in whole or in part) is hereby subordinated in right of payment to the prior payment in full of all Senior Obligations, to the extent and in the manner stated in this Agreement.

          (b) The Junior Subordinated Lender, for itself and its successor and assigns, agree that the payment of the Junior Subordinated Obligations (whether as to principal, interest or otherwise, in whole or in part) is hereby subordinated in right of payment to the prior payment in full of all Senior Obligations and the Junior Obligations, to the extent and in the manner stated in this Agreement.

          (c) Except as provided in this Section and Section 4 hereof, the Junior Lenders and the Junior Subordinated Lender shall not seek, accept, retain or apply any payment on account of any of the Junior Obligations or Junior Subordinated Obligations, respectively, (whether as to principal,



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

     interest or otherwise, in whole or in part) or any redemption, purchase or other acquisition thereof; provided, however, that payments of interest and scheduled repayments of principal and any other payment due under the Junior Note and the Junior Subordinated Note can be made on the Junior Note and Junior Subordinated Note, respectively, (as and when due) so long as
     (A) (intentionally omitted), (B) no Senior Event of Default shall have occurred, and (C) the making of such payments shall not result in a Senior Event of Default (with or without the giving of notice or the passage of time or both), with the various financial measurements and covenants set forth in the Senior Loan instruments being recalculated on a pro forma basis (from the then most recent quarterly calculations) to include the effects of the proposed payment.

          (d) Upon any acceleration or other maturity of the Senior Obligations or any distribution of the assets of the Borrowers upon any dissolution, winding up, liquidation or reorganization (whether as a result of any Event of Bankruptcy or otherwise): i) the Senior Lender first shall be entitled to receive payment in full of the Senior Obligations (whether as to principal, interest or otherwise) before the Junior Lenders or the Junior Subordinated Lender are entitled to receive payment on account of any of the Junior Obligations or the Junior Subordinated Obligations; ii) the Junior Lenders shall be entitled to receive payment in full of the Junior Obligations (whether as to principal, interest or otherwise) before the Junior Subordinated Lender is entitled to receive payment on account of any of the Junior Subordinated Obligations; and iii) any payment or distribution of the assets or properties of the Borrower of any kind or character (whether in cash, assets, properties or securities) to which the Junior Lenders or the Junior Subordinated Lender would have been entitled (but for the provisions of this Agreement) shall be paid by the liquidating trustee, custodian, agent or other person making such a payment or distribution directly to the Senior Lender to the extent necessary to make payment in full of all Senior Obligations then remaining unpaid.

          (e) In the event that any payment or other distribution (whether in cash, securities, or other assets or properties) is received by the Junior Lenders or the Junior Subordinated Lenders in contravention of the provisions of this Agreement, such payment or other distribution shall be held by the recipient in trust for the benefit of the Senior Lender, and such amount shall promptly be paid and delivered by the Junior Lenders or the Junior Subordinated Lender, as applicable, to the Senior Lender for application to the payment of any Senior Obligations then remaining unpaid; provided, however, that the Junior Lenders and the Junior Subordinated Lender, as applicable, may retain and use free of such trust any payment permitted under Section 2(c) hereof that (1) the Junior Lenders: i) received prior to the giving to the Junior Lenders of notice by the Senior Lender that a Senior Event of Default is continuing (which shall specify the general nature of the default); and ii) receives after the Junior Lenders have received notice from the Senior Lender that all Senior Events of Default have ended (whether by cure, waiver or otherwise) so long as the Junior Lenders have no written notice of any other Senior Event of Default



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     then  continuing,  or (2) the Junior  Subordinated  Lender:  iiii) received prior to the giving to the Junior Subordinated Lender of notice by the Senior Lender that a Senior Event of Default is continuing or by the Junior Lender that Junior Event of Default is continuing (which shall specify the general nature of the default); and ii) receives after the Junior Subordinated Lender has received notice from the Senior Lender that all Senior Events of Default have ended (whether by cure, waiver or otherwise), or received notice from the Junior Lender that all Junior Events of Default have ended (whether by cure, waiver or otherwise), so long as the Junior Subordinated Lender has no written notice of any other Senior Event of Default or Junior Event of Default, as applicable, then continuing.

     Section 3. Priority of Senior Liens over Junior Liens. All mortgages and other security interests in and to all or any part of the Collateral granted at any time and from time to time to the Senior Lender pursuant to the Senior Loan Instruments in order to secure all or any part of the Senior Obligations (the "Senior Liens") shall be senior to and accorded priority under any and all circumstances over the interests of the Junior Lenders and the Junior Subordinated Lender under the Junior Loan Instruments, in order to secure the Junior Obligations, and the Junior Subordinated Loan Instruments, in order to secure the Junior Subordinated Obligations, respectively (the "Junior Liens"); i.e. the Junior Liens shall be fully subordinate and inferior to the Senior Liens, irrespective of the order, manner and effectiveness of creation, attachment or perfection.

     Section 4. Priority of Remedies. Irrespective of whether a default may have occurred respecting the Junior Obligations or the Junior Subordinated Obligations, neither the Junior Lenders nor the Junior Subordinated Lender shall commence or proceed with the exercise or other enforcement of any of its rights, powers, remedies, privileges and interests respecting the Junior Obligations, the Junior Subordinated Obligations, as applicable, or the Junior Liens, unless and until the Junior Lenders or the Junior Subordinated Lender shall have given the Senior Lender written notice of the particular Junior Event of Default and the first to occur of the following: i) the Senior Obligations shall have been fully paid and satisfied; ii) the Senior Lender (in its sole and absolute discretion) shall have given its written consent to such exercise or enforcement; iii) a Senior Event of Default or the Junior Lenders or Junior Subordinated Lender are precluded from receiving one or more permitted payments under Section 2 (including a cross-default under to the Junior Loan Instruments) shall have continued for more than thirty (30) days after the Senior Lender shall have given the Junior Lender or the Junior Subordinated Lender, as applicable, notice of such default without waiver, acceleration or other action to exercise its rights, powers, privileges or remedies on the part of the Senior Lender with respect thereto, or (iv) the passage of thirty (30) days after the Junior Lenders or the Junior Subordinated Lender, as applicable, shall have given the Senior Lender written notice of the particular Junior Event of Default and Senior Lender shall not have taken any action to enforce its rights under the Senior Loan Instruments. Any monies or other assets and properties realized



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or otherwise received by the Junior Lenders or the Junior  Subordinated  Lender,
as applicable, in connection therewith shall be accepted in trust by the Junior Lender or the Junior Subordinated Lender, as applicable, for the benefit of the Senior Lender, and such amount shall be promptly paid or delivered by the Junior Lender or the Junior Subordinated Lender, as applicable, to the Senior Lender to be credited and applied to the payment of the Senior Obligations with any excess remaining after full payment and satisfaction thereof to be remitted by the Senior Lender to the Junior Lender or the Junior Subordinated Lender, as applicable.

     Section 5. Junior Events of Default. (a) The Junior Lenders and the Junior Subordinated Lender shall give the Senior Lender prompt written notice of any Junior Event of Default, and shall concurrently give to the Senior Lender copies of all notices, demands, elections or other communications given by the Junior Lender or the Junior Subordinated Lender, as applicable.

          (b) The Senior Lender shall have the right (in its sole and absolute discretion), but shall be under no duty or obligation to perform any term or provision of the Junior Loan Instruments or the Junior Subordinated Loan Instruments, or to remedy any default by the Borrower under the Junior Loan Instrument or the Junior Subordinated Loan Instruments, and the Junior Lenders or the Junior Subordinated Lender, as applicable, shall accept any voluntary performance by the Senior Lender with the same force and effect as if timely furnished by the Borrower.

          Section 6. Senior Events of Default. (c) The Senior Lender shall give the Junior Lenders and the Junior Subordinated Lender prompt written notice of any Senior Event of Default, and shall concurrently give to the Junior Lenders and the Junior Subordinated Lender copies of all notices, demands, elections or other communications given by the Senior Lender.

          (d) The Junior Lenders and the Junior Subordinated Lender shall have the right (in their sole and absolute discretion), but shall be under no duty or obligation to perform any term or provision of the Senior Loan Instruments or to remedy any default by the Borrower under the Senior Loan Instrument, and the Senior Lender shall accept any voluntary performance by the Junior Lenders or the Junior Subordinated Lender with the same force and effect as if timely furnished by the Borrower.

     Section 7. Bankruptcy. The Junior Lenders and the Junior Subordinated Lender hereby grant to the Senior Lender (as holder of the Senior Obligations and the Senior Liens) the irrevocable right, power and authority in the name, place and stead of the Junior Lenders and the Junior Subordinated lender, respectively, exercisable only during the continuance of any Event of Bankruptcy with respect to the Borrower, each guarantor, surety or pledgor under the Junior Obligations and the Junior Subordinated Obligations and each grantor of the subject collateral, to file such proofs of claim and to vote, compromise, give



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consents and releases, receive proceeds and take or omit such other actions with respect to the Junior Obligations, the Junior Subordinated Obligations, the Junior Liens or the subject collateral as the Senior Lender may deem necessary or desirable in its discretion and for its benefit. Notwithstanding the foregoing, the Junior Subordinated Lender shall be entitled to file a proof of claim with respect to the Junior Subordinated Obligations and seek to enforce same in accordance with the terms of this Agreement.

     Section 8. Subordination Absolute. Subject to the terms hereof, each of the Junior Lenders and the Junior Subordinated Lender covenants and agrees that its subordinations and other covenants and agreements under this Agreement: (a) shall be absolute and unconditional irrespective of the validity, legality, binding effect or enforceability of any of the terms and provisions of the Senior Loan Instruments; (b) shall survive the execution and delivery of this Agreement, as well as the Senior Loan Instruments, Junior Loan Instruments and Junior Subordinated Loan Instruments, and shall be continuing in nature, whether the Senior Obligations, Junior Obligations or Junior Subordinated Obligations are now or hereafter existing, acquired or created, and irrespective of the fact that from time to time under those terms and provisions monies can be advanced, repaid and readvanced and the outstanding balances may be zero; (c) shall remain and continue in full force and effect without regard i) to any waiver, consent, supplement, modification, amendment or restatement of any term or provision of the Senior Loan Instruments, Junior Loan Instruments or Junior Subordinated Loan Instruments; ii) to any full, partial or non-exercise of any of the Senior Lender's rights, powers, privileges, remedies and interests under any Senior Loan Instrument or applicable law, against any person or with respect to any collateral, which exercise or enforcement may be delayed, discontinued or otherwise not pursued or exhausted for any or no reason whatsoever, or which may be waived, omitted or otherwise not exercised or enforced (whether intentionally or otherwise); iii) to any surrender, repossession, sequestration, foreclosure, conveyance or assignment (by deed in lieu or otherwise), sale, lease or other realization, dealing or disposition respecting any collateral; iv) to any release, subordination or impairment of all or any part of any obligations or collateral or any security interest therein (whether intentionally or otherwise); v) to any extension, stay, moratorium or statute of limitations or similar time constraint under any applicable law; vi) to any act or omission on the part of the Senior Lender or any other person; or vii) to any other event that might otherwise constitute a legal or equitable counterclaim, defense or discharge of a subordinated party or surety; (d) shall not be diminished or qualified by the death, disability, dissolution, reorganization, insolvency, bankruptcy, custodianship or receivership of the Borrower, any guarantor, surety or pledgor or any other person; and (e) shall remain in full force and effect, and may not be revoked or terminated by the Junior Lenders or Junior Subordinated Lenders, until such time as the Senior Obligations, the Junior Obligations or the Junior Subordinated Obligations, as the case may be, shall have been fully paid and satisfied, and those obligations shall not be deemed to have been otherwise fully paid and satisfied so long as any note, letter of



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credit or other  document or  instrument  thereunder  shall have any  continuing force or effect.

     Section 9. Certain Waivers. (a) Except as otherwise provided herein, each party hereby expressly waives: i) notice of acceptance of this Agreement; ii) notice of any action taken or omitted in reliance hereon; iii) notice from any other party hereto of any nonpayment or the occurrence or continuance of any other default, or any other event that (with the giving of notice or the passage of time or both) could constitute a default, under any Senior Loan Instrument or Junior Loan Instrument, irrespective of whether any notice may have been given to the Borrower or any guarantor, surety, pledgor or other person; iv) notice from any other party of any material and adverse effect, whether individually or in the aggregate, upon the assets, business, operations, properties or condition (financial or otherwise) of the Borrower, of any guarantor, surety, pledgor or other person, or upon any part of any collateral securing any obligations under the Senior Loan Instruments or Junior Loan Instruments; v) any statute of limitations or similar time constraint under any applicable law, whether with respect to the Junior Obligations or Senior Obligations; or vi) any other proof, notice or demand of any kind whatsoever with respect to any and all of the Senior Obligations or Junior Obligations or promptness in making any claim or demand under this Agreement or any Senior Loan Instrument or Junior Loan Instrument.

          (b) Except as otherwise provided herein; to the extent that any of the terms and provisions of the Junior Loan Instruments may be violated by the execution, delivery and performance of the Senior Loan Instruments, the Junior Lender hereby consents thereto and waives each and every violation; to the extent that any of the terms and provisions of the Senior Loan Instruments may be violated by the execution, delivery and performance of the Junior Loan Instruments, the Senior Lender hereby consents thereto and waives each and every such violation; and each of the foregoing consents and waivers may be relied upon by the Borrower and its guarantors.

     Section 10. Subordination Not Affected. Without limiting the generality of the foregoing Sections or any other term or provision of this Agreement, the Junior Lenders and the Junior Subordinated Lender covenant, agree and consent with respect to the Senior Obligations, Senior Loan Instruments and Senior Liens, that at any time, and from time to time:

          (a) the loans may be advanced, repaid and re-advanced from time to time under the Senior Loan Instruments, or the amount of the Senior Obligations, the rate of interest thereon, any other obligation thereunder or the credit availability may be increased or otherwise changed;

          (b) the time, manner, place and other terms and provisions of the payment or performance of any one or more of the Senior Obligations may be extended, modified, amended, restated or otherwise changed;

          (c) any partial or late payment, or any payment during the continuance of any default, respecting the Senior Obligations may be accepted in whole or in part or rejected by the Senior Lender;

          (d) subject to the terms of the Senior Loan Instruments, any Collateral may be sold, conveyed, assigned or otherwise realized upon, dealt with or disposed of in whole or in part by the Senior Lender, free and clear of the subordinate liens of the Junior Lenders and Junior Subordinated Lender;

          (e) any mortgage or any security interest in any such collateral may be held without due recordation or other perfection by the Senior Lender (whether intentionally or otherwise), may be recorded or otherwise perfected by the Senior Lender at any time in any order, or may be assigned, realized, subordinated or otherwise impaired, dealt with or otherwise disposed of in whole or in part by the Senior Lender;

          (f) any one or more payments, distributions and proceeds received by the Senior Lender or any of its affiliates, custodians, participants and designees from or in respect of the Borrower, any guarantor, surety or pledgor or any other person or any collateral, if not expressly designated for or otherwise restricted to a particular obligation, may be applied in the discretion of the Senior Lender to the Senior Obligations or to other indebtedness or obligations (including interest) of the Borrower, any such guarantor, surety or pledgor or any other person owed to the Senior Lender or any of its affiliates;

          (g) the liability of any guarantor, surety, pledgor or other person to pay any and all of the Senior Obligations may be settled, subordinated, compromised or released, in whole or in part;

          (h) the respective rights of setoff of the Senior Lender and its affiliates, custodians, participants and designees may be exercised from time to time with respect to the Borrower of any guarantor, surety or pledgor, all without any notice to the Junior Lenders and Junior Subordinated Lender, without regard to the frequency thereof, and whether or not the relevant obligations shall then be matured.

          (i) any representation, warranty, covenant or other term or provision of the Senior Loan Instruments, in whole or in part, may be the subject of one or more waivers of applicability or consents to nonperformance, non-compliance or nonobservance from the Senior Lender, whether or not constituting defaults, or may be otherwise not exercised or enforced by the Senior Lender (whether intentionally or otherwise);

          (j) any of the Senior Loan Instruments, or any term or provision thereof, can be in whole or in part renewed, extended, supplemented, modified, amended, restated or otherwise changed in any respect by the respective parties thereto in the manner provided therein;

          (k) any one or more of the rights, powers, privileges, remedies and interests of the Senior Lender in and to the Senior Loan Instruments may be sold, conveyed, assigned or otherwise transferred in whole or in part (including participation or other undivided interests) to any other person; or

          (l) any other right, power, privilege, remedy or interest of the Senior Lender under the Senior Loan instruments and applicable law may be exercised or enforced by the Senior Lender or its designee, which exercise or enforcement may be delayed, discontinued or otherwise not pursued or exhausted for any reason or no whatsoever, or any such right, power, privilege, remedy or interest may be waived, omitted or otherwise not exercised or enforced (whether intentionally or otherwise);

     all without notice to or assent from the Junior Lenders or the Junior Subordinated Lender, as applicable, or any other party under this Agreement and all without affecting the subordination or other terms and provisions of this Agreement or any of the respective rights or obligations of the parties hereunder.

     Section 11. Reliance by Senior Lender on Subordination. The Junior Lenders and the Junior Subordinated Lender acknowledge and agree that they have entered into this Agreement in order to induce the Senior Lender to enter into the Purchase Agreement, the Senior Loan Instruments and the other documents and agreement related to the transactions contemplated therein, that the Senior Lender in doing so has in fact relied upon this Agreement and the subordination and other provisions of the Junior Loan Instruments and the Junior Subordinated Loan Instruments and that the Senior Lender would not have done so without the benefit of this Agreement and the subordination and other provisions of the Junior Loan Instruments and the Junior Subordinated Loan Instruments and that the Senior Lender would not have done so without the benefit of this Agreement and those provisions. The Junior Lenders and the Junior Subordinated Lender shall not directly or indirectly agree to or cause, suffer or permit, any supplement to or waiver (of its rights), modification, amendment or restatement of any term or provision of any Junior Loan Instrument or the Junior Subordinated Loan Instruments, respectively, or offer or agree to do so. The inclusion of supplements, modifications, amendments, restatements and the like in the various definitions of those documents shall not be construed as permission therefor or acceptance thereof by the Senior Lender.

     Section 12. Notice. Except as otherwise expressly provided in this Agreement, any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon
(i) personal delivery, (ii) two business days after deposit with Federal Express or another nationally recognized overnight courier service, (iii) five business days after deposit in the United States Postal Service, sent certified mail return receipt requested, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto, or (iv) the same day upon transmission by means of facsimile transmission or electronic mail (if attached in a commonly readable format and the sender has received no generated notice that the email message has not been successfully delivered).

          If to the Senior Lender:        Acclerant Partners LLC
                                          Executive Pavilion
                                          90 Grove Street
                                          Ridgefield, CT  06877
                                          Attention: [__________________]
                                          Tel. No.: [___________________]
                                          Fax No.: [___________________]
                                          Email: [__________________]

          If to the Junior Lenders:       At the address of such Junior Lender
                                          set forth on Exhibit A to
                                          this Agreement.

          If to the Junior Subordinated   Southridge Investment Group LLC
          Lender:                         90 Grove Street, 2nd Floor
                                          Ridgefield, CT  06877
                                          Attention: [__________________]
                                          Tel. No.: [___________________]
                                          Fax No.: [___________________]
                                          Email: [__________________]

           If to the Borrower:            Total Luxury Group, Inc.
                                          11900 Biscayne Blvd Suite #620
                                          Miami, Florida  33181
                                          Attention: [__________________]
                                          Tel. No.: [___________________]
                                          Fax No.: [___________________]
                                          Email: [__________________]


     Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other parties hereto.

     If a certificate, signed notice or other signed item is expressly required by another provision of this Agreement or any other Loan Instrument, a manually signed original must be delivered by the party giving it; any other notice, request, demand or other communication also may be sent by telecopy, with the cost of transmission prepaid or for the account of the sender, and (except as otherwise expressly provided in this Agreement) shall be deemed conclusively to have been given on the first Business Day following the day duly sent. Copies may be sent by regular first-class mail, postage prepaid, to the persons, if any, set forth above, but any failure or delay in sending copies shall not affect the validity of any such notice, request, demand or other communication so given to a party.

     Section 13. Assurances. Each party agrees do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as any other party from time to time reasonably may request in connection with the administration, enforcement or adjudication of this Agreement in order to (a) evidence, confirm, perfect or protect the priority accorded any lien or security interest under this Agreement, or (b) otherwise effectuate the purpose and the terms and provisions of this Agreement, each in such form and substance as may be acceptable, to and at the sole expense of the requesting party.

     Section 14. Reliance. Each party shall be entitled to rely upon any notice, consent, certificate, affidavit, statement, paper, document, writing or other communication (which to the extent permitted hereunder may be by telex, telecopier, electronic mail or telephone) reasonably believed by it to be genuine and to have been signed, sent or made by the proper person or persons, and upon opinions and advice of legal counsel (including counsel for the Borrower), independent public accountants and other experts selected by that party.

     Section 15. Headings and Interpretation. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. The parties acknowledge and agree that: each party and its counsel have reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision; the normal rule of construction, to the effect that any ambiguities are resolved against the drafting party, shall not be employed in the interpretation of it; and its terms and provisions shall be construed fairly as to all parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement.

     Section 16. Governing Law. This Agreement shall be governed by and construed in accordance with the applicable laws pertaining in the State of Delaware (other than those that would defer to the substantive laws of another jurisdiction).

     Section 17. Severability. In the event that any term or provision of this Agreement or of any Senior Loan Instrument shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (a) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (b) by or before any other authority of any of the terms and provisions of this Agreement and such other documents and instruments.

     Section 18. Successors and Assigns; Assignment; No Third Party Rights. Whenever in this Agreement reference is made to any party, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such party, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of any party in this Agreement shall inure to the benefit of the respective successors and assigns (including participants) of the other parties hereto. The representations, warranties and other terms and provisions of this Agreement are for the exclusive benefit of the parties hereto, and no other person, including creditors of any party hereto, shall have any right or claim against any party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any party.

     Section 19. No Waiver by Action. Any waiver or consent respecting any representation, warranty, covenant or other term or provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement in no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such provision. No notice to or demand on any party in any case shall entitle such party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and other interests of each party under this Agreement are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or other interest of that party under this Agreement.

     Section 20. Effective Date, Counterparts, Modification, Amendment, Entire Agreement. This Agreement shall be effective on the date (the "Effective Date") as of which this Agreement shall be executed by all the parties hereto and delivered to the Senior Lender. This Agreement may be executed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the parties hereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the parties hereto. Each and every modification and amendment of this Agreement shall be in writing and signed by all of the parties hereto, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision of this Agreement shall be in writing and signed by each affected party hereto. This Agreement contains the entire agreement of the parties and supersedes all other representations, warranties, agreements and understandings, oral or otherwise, among the parties with respect to the matters contained herein and therein.

                  [Remainder of page intentionally left blank.]

     In Witness Whereof, the parties hereto have executed and delivered this Agreement as of the date first written above.


                                                 ACCELERANT PARTNERS LLC


                                                 By:_________________________
                                                    Name:
                                                    Title:


                                                 [-----------------------]


                                                 By:_________________________
                                                    Name:
                                                    Title:



                                                 SOUTHRIDGE INVESTMENT GROUP LLC


                                                 By:_________________________
                                                    Name:
                                                    Title:



                                                 TOTAL LUXURY GROUP, INC.


                                                 By:_________________________
                                                    Name:
                                                    Title:

                                    EXHIBIT A
                                    ---------
                                     to the
                             INTERCREDITOR AGREEMENT

Names and Addresses of the Junior Lender              Face Amount of Junior Note